                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                    CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                           1934 REPORTING REQUIREMENTS

                                    FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    June 22, 2000
                                                  ------------------------------

                           KING PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)

          Tennessee                    0--24425                 54-1684963
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(State or other jurisdiction         (Commission             (I.R.S. Employer
       of incorporation)             File Number)           Identification No.)

 501 Fifth Street, Bristol, Tennessee                                     37620
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code    (423) 989-8000
                                                    ----------------------------

                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)



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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS.

         The distribution of a three for two stock split became effective June 21, 2000 for shareholders of record as of June 12, 2000, for the common stock of King Pharmaceuticals, Inc., a Tennessee corporation. King is restating its consolidated financial statements for the years ended December 31, 1997, 1998 and 1999, which appeared in its Form 10-K for the fiscal year ended December 31, 1999 to reflect the stock split. The restated consolidated financial statements included in this filing consist of the following:

         (a)      Report of Independent Accountants.

         (b)      Consolidated Balance Sheets as of December 31, 1998 and 1999.

         (c) Consolidated Statements of Operations for the years ended December 31, 1997, 1998 and 1999.

         (d) Consolidated Statements of Changes in Shareholders' Equity for the years ended December 31, 1997, 1998 and 1999.

         (e) Consolidated Statements of Cash Flows for the years ended December 31, 1997, 1998 and 1999.

         (f)      Notes to Consolidated Financial Statements.



                                  EXHIBIT INDEX

 Exhibit       Description
 -------       -----------
   23(a)       Consent of PricewaterhouseCoopers LLP

   99(b)       Consolidated Financial Statements

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      KING PHARMACEUTICALS, INC.

Date: June 22, 2000

                                  By: /s/ Brian G. Shrader
                                      -----------------------------------------
                                      Brian G. Shrader, Chief Financial Officer





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